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                               ING MAYFLOWER TRUST
                          ING International Value Fund

                       Supplement Dated September 11, 2006
            to the Class A, Class B, Class C and Class M Prospectus,
                     and the Class I and Class Q Prospectus
                          each dated February 28, 2006

Effective immediately, under the section entitled "How To Purchase Shares - Purchase of Shares," the fifth paragraph on page 45 of the Class A, Class B, Class C and Class M Prospectus, and the eighth paragraph on page 33 of the Class I and Q Prospectus is deleted and replaced with the following:

          ING International Value Fund is closed to new investments except for shares purchased: (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected the Fund as an investment option prior to June 28, 2002; (3) by shareholders participating in mutual fund wrap fee programs who were invested in the Fund prior to June 28, 2002; (4) by new 401 (k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Adviser and Sub-Adviser based on their assessment of the Fund's ability to invest the monies consistent with the Fund's objectives in light of market conditions, the size of the purchase, and other relevant factors relating to the Fund; (5) by certain institutional and separately managed account investors that are pre-existing clients of the Sub-Adviser; and (6) by employees of the Adviser or Sub-Adviser and their affiliates. Proof of eligibility may be required. Institutional and separately managed account investors that are pre-existing clients of the Sub-Adviser and employees of the Adviser or Sub-Adviser and their affiliates must identify themselves as such at the time of purchase. Failure to do so may result in a rejection of the purchase. The Fund may reopen in the future subject to the discretion of the Board of Trustees.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE